Exhibit 10.8

International Business Machines Corporation
Hudson Valley Research Park
2070 Route 52 Hopewell Junction, NY 12533-6531

Mr. Gary Jones
President and Chief Executive Officer
eMagin Corporation
Hudson Valley Research Park
2070 Route 52
Hopewell Junction, NY 12533-6531	May 28, 2002

Subject : Third Amendment to the Lease executed on May 28, 1999, between International Business Machines Corporation (IBM) and eMagin Corporation

Dear Mr. Jones:

This letter, upon your signed acceptance, amends the above referenced Lease between IBM and eMagin Corporation for space located at the Hudson Valley Research Park in Hopewell Junction, New York. The Lease shall be amended as follows:

Replace "EXHIBIT Al", dated 07-02-99 in its entirety with "EXHIBIT Al," effective date 06-01-02.

Replace "EXHIBIT A2', dated 01-15-99 in its entirety with "EXHIBIT A2," effective date 06-01-02.

Replace "EXHIBIT A3", dated 01-15-99 in its entirety with "EXHIBIT A3," effective date 06-01-02.

Replace "SCHEDULE A", dated 06-01-99 in its entirety with "SCHEDULE A" effective date 06-01-02.

Replace "SCHEDULE B", dated 06-01-99 in its entirety with "SCHEDULE Et" effective date 06-02-02.

Except as amended herein, all the terms and conditions of the Lease shall remain in full force and in effect. Please indicate your acceptance by signing two (2) copies of this letter and returning them to IBM for counter signature. Thank you.

Accepted and agreed to:

INTERNATIONAL BUSINESS		eMagin CORPORATION
MACHINES CORPORATION

By:	/s/ Raymond J. Wagner	By:	/s/ Gary Jones
	Raymond J. Wagner		Gary Jones
	Senior Program Manager		President and Chief Executive Officer

Date:	06/05/02	Date:	June 5, 2002

STORAGE AREA

Wet - 0 S/F	Storage - 10,352 S/F	Raised Flr - 000 S/F
Dry - 0 S/F	HT Clean - 0 S/F	In Construction - 0 S/F
Office - 0 S/F	VHT Clean 0 S/F	Under Option - 0 S/F

Building 310

eMagin Corporation

Total Occupied Space- 10,352 S/F

Amendment # 3

Effective 06/01/02

Hudson Valley Research Park

OPERATED BY THE IBM CORPORATION

Title: Tenant Occupied Space

Exhibit A 1

Scale: None | Drwn by: T Short | Date: 05/24/02

J
K
L
M
G
H
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21

Wet - 0 S/F	Storage - 0 S/F	Raised Flr - 000 S/F
Dry - 0 S/F	HT Clean - 0 S/F	In Construction - 0 S/F
Office - 8,604 S/F	VHT Clean 0 S/F	Under Option - 0 S/F

Building 334

eMagin Corporation

Total Occupied Space- 8,604 S/F

Amendment # 3 Effective 06/01/02

Hudson Valley Research Park

OPERATED BY THE IBM CORPORATION

Title: Tenant Occupied Space			Exhibit
Scale: None	Drwn by: T Short	Date: 06/01/02	A 2

Wet - 0 S/F	Storage - 4,376 S/F	Raised Flr - 000 S/F
Dry - 7,691 S/F	HT Clean - 0 S/F	In Construction - 0 S/F
Office - 608 S/F	VHT Clean 16,316 S/F	Under Option - 0 S/F

Building 330C

eMagin Corporation

Total Occupied Space- 28,991 S/F

Amendment # 3

Effective 06/01/02

Hudson Valley Research Park

OPERATED BY THE IBM CORPORATION

Title: Tenant Occupied Space

Exhibit A 3

Scale: None | Drwn by: T Short | Date: 06/01/02

SCHEDULE A

eMagin CORPORATION

BASE RENT COMPUTATION SCHEDULE

					Effective 06/01/02

Space Type	Net Productive Sq. Ft.	This Amendment	Rate $/NPSF	Annual Base Rent

Wet	3004	-3004	$22.00	$0.00

Dry	7691	0	$18.00	$138,438.00

Office	11209	-1997	$15.00	$138,180.00

Clean	16316	0	$30.00	$489,480.00

Storage	9727	5001	$5.00	$73,640.00
					Net Prod. Rent
Total Sq. Ft.	47,947.00	0		$839,738.00	$ per Year

	New Total Sq. Ft	47,947.00

Amortized Loan Payment				$47,231.76

$155,000 Fit-up cost at 18.0% at a 5 yr term7 ( See Schedule-E )				$888,969.76	Total Rent Charge
				$73,914.15	Rent $ per Mo.

				$18.50:	per Sq. Ft. per Yr. Avg. Rent

Deriving Net Rentable Basis

Building Number	Net Productive Sq. Ft.	NP to NR Factor	Net Rentable Sq. Ft.	Net Rentable Delta (Sq.Ft.)
310	10352	1.26	13043.52	2692
320	0	1.27	0	0
321	0		0	0
330	28991	1.26	36528.66	7538
334	8604	1.47	12647.88	4044
640	0		0	0
Total	47,947.00		62,220	14,273

BOMA Formula for Net Productive to Net Rentable				Date 05/24/02

Building Rentable	= Bulding Net Rentable	Example	475000	= 1.55
Building Net Productive			308300

SCHEDULE B

eMagin CORPORATION

BASE RENT PAYMENT SCHEDULE
Effective Date

06/01/02
		1999	2000	2001		2002	2003	2004

January		$70,589.25	$79,833.98	$79,833.98		$79,833.98	$73,914.15	$73,914.15
February		$70,589.25	$79,833.98	$79,833.98		$79,833.98	$73,914.15	$73,914.15
March		$70,589.25	$79,833.98	$79,833.98		$79,833.98	$73,914.15	$73,914.15
April		$70,589.25	$79,833.98	$79,833.98		$79,833.98	$73,914.15	$0.00
May	1	$70,589.25	$79,833.98	$79,833.98		$79,833.98	$73,914.15	$0.00
June	1	$71,308.31	$79,833.98	$79,833.98	2	$73,914.15	$73,914.15	$0.00
July		$71,308.31	$79,833.98	$79,833.98		$73,914.15	$73914.15	$0.00
Aug		$79,833.98	$79,833.98	$79,833.98		$73,914.15	$73,914.15	$0.00
September		$79,833.98	$79,833.98	$79,833.98		$73,914.15	$73,914.15	$0.00
October		$79,833.98	$79,833.98	$79,833.98		$73,914.15	$73,914.15	$0.00
November		$79,833.98	$79,833.98	$79,833.98		$73,914.15	$73,914.15	$0.00
December		$79,833.98	$79,833.98	$79,833.98		$73,914.15	$73,914.15	$0.00

Total		$894,732.77	$958,007.76	$958,007.76		$916,568.93	$886,969.76	$221,742.44

Notes:

1. $8,525.67 Per Mo., credit for 6,254 S/F in B/310, under consturciotn & unabavaible7
2. Reclassified office and lab (5,000 s.f.) to storage space